Exhibit 99.1

Strategic Education, Inc. to Acquire Laureate Education, Inc.’s Australia and New Zealand Academic Operations, Including Torrens University

HERNDON, Va.--(BUSINESS WIRE)--July 29, 2020--Strategic Education, Inc. (Strategic Education) (NASDAQ: STRA) today announced that it has entered into a definitive agreement with Laureate Education, Inc. (Laureate) (NASDAQ: LAUR) to acquire Laureate’s Australia and New Zealand academic operations. The all-cash transaction is valued at $642.7 million, subject to potential adjustments, and has been unanimously approved by the Boards of Directors of both companies.

Laureate’s Australia and New Zealand portfolio includes the highly regarded Torrens University Australia, one of only 43 institutions in Australia which hold that nation’s highest University academic designation and accreditation. Torrens University is uniquely positioned as the only investor funded University among Australia’s 43 Universities.

With the addition of Laureate’s Australia and New Zealand portfolio, Strategic Education will expand operations outside of the U.S. to an attractive, growing higher education market in the Asia Pacific region. Laureate’s Australia and New Zealand portfolio includes Torrens University Australia, Think Education, and Media Design School, which together provide diversified student curricula to 19,000+ students across five industry verticals, including business, hospitality, health, education, creative technology and design. Following the transaction, Strategic Education will serve nearly 110,000 students online and at over 85 campuses in the United States, Australia, and New Zealand.

The transaction diversifies Strategic Education’s offerings and revenue outside of the U.S., provides a new opportunity to leverage Strategic Education’s unrivaled capabilities delivering education services in a digital environment, and enhances the company’s position as a global leader in post-secondary education.

Robert S. Silberman, Executive Chairman of Strategic Education said, “We have long been admirers of Laureate’s Australia and New Zealand educational portfolio, and feel very fortunate to assume the stewardship of these highly regarded academic institutions. We look forward to supporting these enterprises, and helping their students, faculty, and alumni to achieve their educational objectives. These institutions, which are located in very attractive markets for us, will be worthy additions to our current portfolio of Strayer University and Capella University.”

Karl McDonnell, Chief Executive Officer of Strategic Education said, “We are delighted to welcome Torrens University Australia, Think Education, and Media Design School into the Strategic Education family. By combining our expertise in digital education with Australia’s only investor funded University, we will create a formidable growth platform that will enable us to pursue our mission of enabling economic mobility throughout the Oceania and Asian regions. We are additionally pleased that this transaction will be immediately, and significantly, accretive to Strategic Education earnings.”

Eilif Serck-Hanssen, President and Chief Executive Officer of Laureate said “We are incredibly proud of what Torrens University Australia, Think Education, and Media Design School have achieved and feel a strong alignment in values with Strategic Education, particularly with regard to promoting economic mobility, innovation, and quality outcomes for students. We look forward to seeing these institutions continue their great work under the stewardship of Strategic Education.”

The transaction is subject to the satisfaction of certain customary closing conditions and regulatory approvals, and is expected to close by the first quarter of 2021. The Company has received commitments from SunTrust and Bank of America to expand the Company’s existing revolving credit facility from $250 million to $350 million coinciding with the close of the transaction.

BofA Securities acted as financial advisor to Strategic Education in this transaction, and Hogan Lovells acted as legal advisor.

More information about this acquisition will be shared during Strategic Education’s second quarter 2020 earnings call today at 10:00 a.m. (ET). To participate in the live call, investors should dial (877) 303-9047 ten minutes prior to the start time. In addition, the call will be available via webcast. To access the live webcast of the conference call, please go to www.strategiceducation.com in the Investor Relations section 15 minutes prior to the start time of the call to register. An earnings release presentation will also be posted to www.strategiceducation.com in the Investor Relations section prior to the start time of the call. Following the call, the webcast will be archived and available at www.strategiceducation.com in the Investor Relations section.

About Strategic Education

Strategic Education (NASDAQ: STRA) (www.strategiceducation.com) is dedicated to enabling economic mobility with education. We serve working adult students through a range of educational opportunities that include: Strayer University and Capella University (separate institutions that are each regionally accredited), which collectively offer flexible and affordable associate, bachelor’s, master’s, and doctoral programs; a Top-25 Princeton Review-ranked online MBA program through the Jack Welch Management Institute at Strayer University; self-paced courses for college credit through Sophia; customized degrees for corporations through Degrees@Work; and non-degree web and mobile application development courses through DevMountain, Generation Code, and Hackbright Academy. These programs help our students prepare for success in today’s jobs and find a path to bettering their lives.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by the use of words such as “expect,” “estimate,” “assume,” “believe,” “anticipate,” “may,” “will,” “forecast,” “outlook,” “plan,” “project,” “potential” and other similar words, and include all statements that are not historical facts, including with respect to, among other things, the final terms and timing of Strategic Education’s acquisition of Laureate’s Australia and New Zealand business; the potential benefits of the acquisition; Strategic Education’s plans to finance the acquisition; future financial performance of Strategic Education; Strategic Education’s plans, strategies and prospects; and future events and expectations. The statements are based on Strategic Education’s current expectations and are subject to a number of assumptions, uncertainties and risks, including but not limited to:

  Strategic Education’s continued compliance with Title IV of the Higher Education Act, and the regulations thereunder, as well as regional accreditation standards and state regulatory requirements;
  rulemaking by the Department of Education and increased focus by the U.S. Congress on for-profit education institutions;
  the pace of student enrollment;
  competitive factors;
  risks associated with the further spread of COVID-19, including the ultimate impact of COVID-19 on people and economies;
  the impact of regulatory measures or voluntary actions that may be put in place to limit the spread of COVID-19, including restrictions on business operations or social distancing requirements;
  risks associated with the opening of new campuses;
  risks associated with the offering of new educational programs and adapting to other changes;
  risks associated with the acquisition of existing educational institutions, including in the case of Strategic Education’s proposed acquisition of Laureate’s Australia and New Zealand , the risk that theacquisition may not be completed in a timely manner or at all, the risk that the benefits of the acquisition may not be fully realized or may take longer to realize than expected, and the risk that the acquisition may not advance Strategic Education’s business strategy and growth strategy;
  risks relating to the timing of regulatory approvals;
  Strategic Education’s ability to implement its growth strategy;
  the risk that the combined company may experience difficulty integrating employees or operations;
  risks associated with the ability of Strategic Education’s students to finance their education in a timely manner;
  general economic and market conditions; and
  additional factors described in Strategic Education’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these risks, uncertainties and assumptions are beyond Strategic Education’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, these forward-looking statements speak only as of the information currently available to Strategic Education on the date they are made, and Strategic Education undertakes no obligation to update or revise forward-looking statements, except as required by law. Actual results may differ materially from those projected in the forward-looking statements.

Contacts

Investors
Terese Wilke
Manager, Investor Relations
Strategic Education, Inc.
(612) 977-6331
terese.wilke@strategiced.com

Media
Colleen Kincaid
Vice President, Public Relations and Communications
Strategic Education, Inc.
(202) 875-1269
colleen.kincaid@strategiced.com